EXHIBIT 32

                           CERTIFICATION OF ANNUAL REPORT

We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date    3/25/05               /s/G. Mike Odom, Jr.
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                                 G. Mike Odom, Jr.- Chief Executive Officer


Date    3/25/05               /s/John C. Helmken II
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                                 John C. Helmken II - President


Date    3/25/05               /s/Robert B. Briscoe
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                                 Robert B. Briscoe - Chief Financial Officer